UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 8, 2017

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

Delaware	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2017, U.S. Bancorp, a Delaware corporation (the “Company”), filed a Certificate of Designations for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its Series J Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share and a liquidation preference of $25,000 per share (the “Preferred Stock”).  A copy of the Certificate of Designations is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On February 13, 2017, the Company closed the sale of 1,000,000 depositary shares (the “Depositary Shares”), with each Depositary Share representing ownership of 1/25th of a share of the Company’s Preferred Stock, which were registered pursuant to a registration statement on Form S-3 (SEC File No. 333-195373), which was automatically effective on April 18, 2014 (the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement, dated February 2, 2017, between the Company and U.S. Bancorp Investments, Inc., Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule I thereto, which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (February 2, 2017); (ii) Certificate of Designations of the Company, dated as of February 8, 2017; (iii) form of certificate representing the Company’s Preferred Stock; (iv) Deposit Agreement, dated as of February 13, 2017, among U.S. Bancorp, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein; (v) form of Depositary Receipt; and (vi) validity opinion with respect to the Depositary Shares and the Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

1.1

Underwriting Agreement, dated February 2, 2017, between the Company and U.S. Bancorp Investments, Inc., Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule I thereto.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (February 2, 2017).

4.1	Certificate of Designations of U.S. Bancorp with respect to Series J Non-Cumulative Perpetual Preferred Stock, dated as of February 8, 2017.

4.2	Form of certificate representing the Series J Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement, dated as of February 13, 2017, among U.S. Bancorp, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Squire Patton Boggs (US) LLP.

23.1	Consent of Squire Patton Boggs (US) LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

Date: February 13, 2017	By:	/s/ James L. Chosy
	Name:	James L. Chosy
	Title:	Executive Vice President and General Counsel

Exhibit Index

1.1

Underwriting Agreement, dated February 2, 2017, between the Company and U.S. Bancorp Investments, Inc., Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule I thereto.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (February 2, 2017).

4.1	Certificate of Designations of U.S. Bancorp with respect to Series J Non-Cumulative Perpetual Preferred Stock, dated as of February 8, 2017.

4.2	Form of certificate representing the Series J Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement, dated as of February 13, 2017, among U.S. Bancorp, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Squire Patton Boggs (US) LLP.

23.1	Consent of Squire Patton Boggs (US) LLP (included as part of Exhibit 5.1).